Exhibit 32.1

Certification of Chief Executive Officer Pursuant to
18 U.S.C. §1350
As Adopted Pursuant to
§906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Hospira, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2015 as filed with the Securities and Exchange Commission (the “Report”), I, F. Michael Ball, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of §13(a) or 15(d) of the Securities Exchange Act, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ F. MICHAEL BALL
F. Michael Ball
Chief Executive Officer
Date:	April 28, 2015